TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
ANNUAL REPORT

Dear Investor:

Transamerica Occidental's Separate Account Fund B (the ""Fund") performed extremely well in 1998.

A few large capitalization stocks were the key drivers contributing to the strong success of the Fund over the past year. The reason is that there are very few companies that have learned to deal with deflation, or the decline in the prices of goods and services. Those companies that have learned to make deflation their friend are winning the battle for customers, market share and pro,,t growth. These are new winners in the stock market and we seek to own them.

Great examples of companies that have learned to deal with deflation are found within the Fund's top two holdings, Dell Computer and Charles Schwab. Dell has mastered the direct model of delivering desktop PC's by holding little inventory and custom manufacturing so as to always deliver the best technology at the lowest price to their customers. Schwab made a remarkable transition this year. The company chose to go to their flat rate pricing for electronic trading over the Internet and telephone. Average revenue per trade dropped from over $70 to around $50, yet the company's profitability blossomed. This is how companies win in the world of deflation -- delivering the best possible customer service or product, at a low price.

We expect weaker world economies and continued pressure on prices in 1999. Given our outlook, our equity selection strategy is focused on high quality companies that have the wherewithal to withstand weak economies, and have a business model that works well in a deflationary environment.

Gary U. Rolle
President and
Chairman Board of Managers
Transamerica Occidental's
Separate Account Fund B
1


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TABLE OF ACCUMULATION UNIT VALUES
Accumulation Accumulation
End of Quarter Unit Value End of Quarter Unit Value
December, 1988    $ 2.974378                  March, 1994       $ 6.629959
March, 1989         3.222322                  June, 1994          6.325672
June, 1989          3.704618                  September, 1994     6.905430
September, 1989     4.126660                  December, 1994      7.364882
December, 1989      3.975169                  March, 1995         8.376121
March, 1990         3.879319                  June, 1995          9.806528
June, 1990          4.124224                  September, 1995     11.275672
September, 1990     3.268967                  December, 1995      11.163517
December, 1990      3.518587                  March, 1996         11.495829
March, 1991         4.337042                  June, 1996          12.356950
June, 1991          4.288242
September, 1996     13.007681                 September, 1991     4.480883
December, 1996      14.289273                 December, 1991      4.908113
March, 1997         14.574090                 March, 1992         4.895752
June, 1997          18.948025                 June, 1992          4.798707
September, 1997     22.762719                 September, 1992     4.981578
December, 1997      20.822981                 December, 1992      5.580041
March, 1998         24.769837                 March, 1993         5.893141
June, 1998          26.122076                 June, 1993          6.139891
September, 1998     24.532238                 September, 1993     6.868266
December, 1993      6.851062                  December, 1998      31.039623

The table above covers the period from December, 1988, to December, 1998. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today. 2


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TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
Number Number
of Market of Market
Shares Common Stocks Value(1) Shares Common Stocks Value(1) BROADCASTING (3.02%) HOTELS & RESTAURANTS (3.48%)
55,000 Clear Channel Communications* $ 2,997,500 45,000 McDonalds Corporation $ 3,448,125 BUSINESS SERVICES (3.24%) HUMAN RESOURCES (1.80%) 101,576 First Data Corporation 3,218,639 40,000 Robert Half International, Inc.* 1,787,480 CHEMICALS (2.48%) 60,000 Minerals Technologies, Inc. 2,456,220 LEISURE & ENTERTAINMENT (2.65%) 75,000 Pixar, Inc.* 2,625,000 COMMERCIAL SERVICES (4.05%) 145,000 Sodexho Marriott Services, Inc.* 4,014,615 RETAIL (9.11%) COMPUTERS & BUSINESS EQUIPMENT (11.07%) 150,000 Fred Meyer, Inc.* 9,037,500 150,000 Dell
Computer Corporation* 10,978,050 RETAIL GROCERY(3.75%) CONGLOMERATES (2.92%) 61,000 Safeway, Inc.* 3,717,157 60,000 Gillette Company 2,898,720 SOFTWARE (16.86%) DRUGS & HEALTH CARE (4.87%) 60,000 IMS Health, Inc. 4,526,220 35,000
Mckesson Corporation 2,767,170 75,000 Microsoft Corporation* 10,401,525 14,000 Merck & Co., Inc. 2,067,618 50,000 SAP AG(ADR)* 1,803,100 4,834,788 16,730,845
ELECTRONICS (13.86%) TRANSPORTATION (3.47%) 100,000 Applied Materials, Inc.* 4,268,700 70,000 Kansas City Southern Ind., Inc. 3,443,090 80,000 Intel
Corporation   9,484,960  13,753,660  TOTAL  COMMON  STOCKS  (99.79%)  99,002,207
FINANCIAL SERVICES (13.16%) Cash, Cash Equivalents and Receivables 175,500 Charles Schwab Corporation 9,860,818 Less Liabilities (0.21%) 207,780 100,000 Franklin Resources, Inc. 3,200,000 NET ASSETS (100%) $99,209,987 13,060,818 (1)
Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. * Indicates non-income producing stocks. See notes to financial statements. 3


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TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
STATEMENT OF NET ASSETS
December 31, 1998
ASSETS:
Investments in common stock at market value (cost $42,429,049) $99,002,207 Cash and cash equivalents 207,427 Dividend and interest receivable 27,987 Miscellaneous receivables 274,540 TOTAL ASSETS 99,512,161 LIABILITIES: Due to Transamerica Occidental's general account 381,643 NET ASSETS $99,130,518 Net assets attributed to variable annuity contractholders i3,159,651 units at $31.039623 per unit $98,074,366 Reserve for retired annuitants (Note C) 1,056,152 $99,130,518 STATEMENT OF CHANGES IN NET ASSETS Year ended Year ended December 31, December 31, 1998 1997 Net investment loss $ (750,527) $ (565,561)
Net realized gain from security transactions 18,511,981 7,534,255 Net unrealized appreciation (depreciation) on investments 15,435,710 15,133,358 Net increase in net assets resulting from operations 33,197,164 22,102,052 Variable annuity deposits (net of sales and administration expenses and applicable state premium taxes) 84,604 55,296 Payments to Contract Owners: Annuity payments (71,998) (48,722) Terminations and withdrawals (3,006,584) (2,779,706) Adjustment for mortality guarantees on retired annuitants 37,352 14,543 Total increase in net assets 30,240,539 19,343,463 Balance at beginning of period 68,889,980 49,546,517 Balance at end of period $99,130,518 $68,889,980 See notes to financial statements. 4


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TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
STATEMENT OF OPERATIONS
December 31, 1998
NET INVESTMENT INCOME
INCOME:
Dividends   $ 265,364
Interest   52,461
Total investment income 317,825 EXPENSES:
Mortality and expense risk charges 1,063,881 Investment management services 4,471 Total expenses 1,068,352 Net investment (750,527) NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS Net realized gain from security transactions 18,511,981 Net change in unrealized appreciation on investments 15,435,710 Net realized and unrealized gain on investments 33,947,691 Net increase in Net Assets resulting from operations $33,197,164 See notes to financial statements. 5


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TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
NOTES TO FINANCIAL STATEMENTS
NOTE A ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein. Investment in Securities Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $43,495,410 and $43,769,914, respectively, in 1998. The Fund had gross unrealized gains of $56,573,158 at December 31, 1998 related to these investments. Realized gains and losses on investments are determined using the average cost method. Cash Equivalents Cash equivalents consist of money market funds invested daily from excess cash balances on deposit. Federal Income Taxes Operations of the Fund will form a part of, and be taxed with, those of Transamerica Occidental Life, which is taxed as a ""life insurance company" under the Internal Revenue Code. Transamerica Occidental Life will not charge the Fund for income taxes applicable to its investment in the Fund. Under current law, income from assets maintained in the Fund for the exclusive bene,,t of Participants is in general not subject to federal income tax. Expenses The value of the Fund has been reduced by charges on each Valuation Date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life. Other The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. 6 NOTE B TRANSAMERICA OCCIDENTAL LIFE INVESTMENT As of December 31, 1998, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $66,345,858) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time. NOTE C RESERVES FOR RETIRED ANNUITANTS Reserves for retired annuitants are computed using The Annuity Table for 1949, ultimate, one year age set back and an assumed investment earnings rate of 31/2%. NOTE D REMUNERATION No remuneration was paid during 1998 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or o,cer of Fund B or any a,liated person of such members or officers. FINANCIAL HIGHLIGHTS Selected data for an accumulation unit outstanding throughout each period are as follows: 1998 1997 1996 1995 1994 1993 Investment income $ 0.098 $ .077 $ .071 $
 .044 $ .040 $ .046 Expenses 0.328 0.244 .163 .125 .089 .081 Net investment  loss
(0.230)  (0.167) (.092) (.081) (.049) (.035) Net realized and unrealized gain on investments 10.447 6.701 3.217 3.880 .563 1.306 Net increase in accumulation unit Value 10.217 6.534 3.125 3.799 .514 1.271 Accumulation unit value:
Beginning of period 20.823 14.289 11.164 7.365 6.851 5.580 End of period $31.040
$20.823 $14.289 $11.164 $7.365 $6.851 Ratio of expenses to average accumulation fund balance(a) 1.32 % 1.33 % 1.31 % 1.32 % 1.31 % 1.30 % Ratio of net
investment loss to average accumulation fund balance(a) (.92)% (0.91)% (0.74)% (0.86)% (0.72)% (0.57)% Portfolio turnover 53.78 % 15.21 % 32.94 % 17.17 % 30.62
% 41.39 % Number of accumulation units outstanding at end of period (000's omitted) 3,193 3,273 3,431 3,598 3,749 3,820 (a) On an annualized basis. 7


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TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
REPORT OF INDEPENDENT AUDITORS
Unitholders and Board Managers, Transamerica Occidental's
Separate Account Fund B
Board of Directors, Transamerica Occidental Life Insurance Company
We have audited the accompanying statement of net assets of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 1998, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Charlotte, North Carolina
February 12, 1999
8


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TRANSAMERICA
OCCIDENTAL'S SEPARATE
ACCOUNT FUND B
Managers and Officers
GARY U. ROLLE, President, Chairman of Board
RICHARD N. LATZER, Manager
DONALD E. CANTLAY, Manager
PETER J. SODINI, Manager
JON C. STRAUSS, Manager
MATT R. COBEN, Vice President
SALLY S. YAMADA, Treasurer, Assistant Secretary
THOMAS M. ADAMS, Secretary
REGINA M. FINK, Assistant Secretary


Distributor:

Transamerica Financial Resources, Inc.
1150 South Olive
Los Angeles, California  90015-2211
Tel. (800) 245-8250

Custodian:

Mellon Bank Securities Trust
1 Mellon Bank Ctr.
Pittsburgh, PA 15258
Tel. (800) 234-6356

Transamerica Occidental
Life Insurance Company
Annuity Service Center
P.O. Box 31848
Charlotte, NC 28231-1848
800 258-4260

TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B ANNUAL FINANCIAL REPORT DECEMBER 31, 1998

This report cannot be used as sales literature.